Exhibit 10.7

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Sixth Amendment”), is entered into as of August 15, 2011, by and between WELLS/FREMONT ASSOCIATES, a Georgia joint venture ("Seller"), and LIGHTHOUSE WORLDWIDE SOLUTIONS, INC., a California corporation ("Purchaser"). The parties hereto are sometimes jointly called the “Parties.”
R E C I T A L S:
A.Buyer and Seller have entered into that certain PURCHASE AND SALE AGREEMENT effective as of June 3, 2011 (“Original Purchase Agreement”), as amended by that certain FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of July 20, 2011 (“First Amendment”), that certain SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of July 29, 2011 (“Second Amendment”), that certain THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of August 8, 2011 (“Third Amendment”), that certain FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of August 9, 2011 (“Fourth Amendment”) and that certain FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT dated as of August 10, 2011 (“Fifth Amendment”, the Original Purchase Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment are collectively referred to herein as “Purchase Agreement”), for the purchase and sale of that certain real property more particularly described in the Purchase Agreement (the “Property”).
B.The Purchase Agreement expired as of the expiration of the Financing Contingency Period when Buyer did not waive its financing contingency in writing by such time.
C.Buyer and Seller desire to amend the Purchase Agreement on the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements hereinafter set forth, the Parties hereby agree as follows:
1.Reinstatement. The Purchase Agreement, as amended hereby, is reinstated as of the date of this Sixth Amendment.
2.Closing Date. The Closing Date is amended to be August 25, 2011.
3.Financing Contingency. Section 6.6 of the Purchase Agreement is deleted in its entirety and replaced with the following:
“Purchaser shall have until the Closing Date (the “Financing Contingency Period”) in which to obtain a loan in an amount equal to ninety percent (90%) of the Purchase Price and on such terms and conditions as are acceptable to Purchaser and have such loan actually fund. Purchaser shall use commercially reasonable efforts to obtain such a loan. In the event Purchaser is unable to obtain a loan in such amount and on such terms and conditions as are acceptable to Purchaser, or such loan fails to fund Purchaser's acquisition of the Property, then Purchaser may, at Purchaser's sole election, either (a) terminate this Agreement by delivering written notice of such election to Seller and Escrow Holder no later than 5:00 pm, Pacific Time on the Closing Date, or (b) waive the contingency set forth in this section and elect to proceed with the Closing by delivering written notice of such election to Seller and Escrow Holder no later than the last day of the Financing Contingency Period. If Purchaser fails to deliver such written notice on or before the last day of the Financing Contingency Period, Purchaser shall be deemed to have elected to terminate this Agreement. The contingency set forth in this section shall be deemed satisfied if Purchaser's prospective lender actually funds its loan on terms and conditions acceptable to Purchaser and such funding is made unconditionally by such lender.”

4.	Binding Effect. This Sixth Amendment shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

5.Counterparts. This Sixth Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all of the Parties, notwithstanding that all such parties are not signatories to the original or the same counterpart.
6.Confirmation of the Purchase Agreement. Except as set forth in this Sixth Amendment, the Purchase Agreement is not being amended, supplemented or otherwise modified, and all of the undersigned agree that the terms, conditions and agreements set forth in the Purchase Agreement are hereby ratified and confirmed and shall continue in full force and effect. Any capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment as of the day first above written.

Seller:

WELLS/FREMONT ASSOCIATES
a Georgia Joint Venture

Piedmont Operating Partnership, LP
a Delaware limited partnership

By:Piedmont Office Realty Trust, Inc.
a Maryland corporation
Its:General Partner

By: /s/ Laura Moon
Name: Laura Moon
Its: SVP & CAO

FUND X AND FUND XI ASSOCIATES
A Georgia joint venture

By:Wells Real Estate Fund X, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
as General Partner

By:Wells Capital, Inc.
a Georgia corporation
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
Name: Leo F. Wells, III, as General Partner, by and through Randall D. Fretz, as attorney in fact
Buyer: LIGHTHOUSE WORLDWIDE SOLUTIONS, INC. a California corporation By: /s/ Tae Yun Kim Name: Title:

SIXTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
By:Wells Real Estate Fund XI, L.P.
a Georgia limited partnership

By:Wells Partners, L.P.
a Georgia limited partnership
as General Partner

By:Wells Capital, Inc.
a Georgia corporation
as General Partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Its: Sr. Vice President

By: /s/ Randall D. Fretz
Name: Leo F. Wells, III, as General Partner, by and through Randall D. Fretz, as attorney in fact